Exhibit 4.1

THIRD AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

THIS THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement”), is made and entered into as of September 2, 2020, by and among (i) Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), (ii) each holder of Common Stock listed on Schedule A under the heading “Common Stockholders” (the “Existing Common Holders”), (iii) each holder of Series A Preferred Stock listed on Schedule A under the heading “Series A Stockholders” (the “Series A Preferred Holders”), (iv) each holder of Series B Preferred Stock listed on Schedule A under the heading “Series B Stockholders” (the “Series B Preferred Holders”), (v) each holder of Series C Preferred Stock listed on Schedule A under the heading “Series C Stockholders” (together with the Series A Preferred Holders and the Series B Preferred Holders, the “Existing Preferred Holders”), and (vi) each purchaser of Series D Preferred Stock (together with the Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock, collectively, the “Preferred Stock”) listed on Schedule A under the heading “Series D Stockholders” (together with any subsequent investors, or transferees, who become parties hereto as “Stockholders” pursuant to Subsections 6.1 or 6.9 below, the “New Investors” and together with the Existing Common Holders and the Existing Preferred Holders, the “Stockholders”).

RECITALS

A. The Company, the Existing Common Holders and the Existing Preferred Holders are parties to a Second Amended and Restated Stockholders Agreement dated as of May 10, 2019, as amended July 9, 2019 (the “Prior Agreement”).

B. Concurrently with the execution of this Agreement, the Company and the New Investors are entering into a Series D Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”).

C. In order to induce the Company to enter into the Purchase Agreement and to induce the New Investors to invest funds in the Company pursuant to the Purchase Agreement, the Existing Common Holders, the Existing Preferred Holders, the New Investors and the Company hereby agree that this Agreement shall govern the rights of the Stockholders to cause the Company to register shares of Common Stock issuable to certain of the Stockholders to receive certain information from the Company, and to participate in future equity offerings by the Company, and shall govern certain other matters as set forth in this Agreement.

D. The Company, the Existing Common Holders and the Existing Preferred Holders desire to amend and restate the Prior Agreement in its entirety as set forth herein.

NOW, THEREFORE, the parties agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. In the case of SymBiosis, “Affiliate” shall also include any Affiliated Family Fund (as defined in the Purchase Agreement).

1.2 “Baupost” means The Baupost Group, L.L.C., and its Affiliates.

1.3 “Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class or series of common stock issued by the Company after the date of this Agreement.

1.4 “Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in the research and development of microbial diagnostics and/or microbial therapies for any of the indications in which the Company or its subsidiaries have a product in production or development; provided, that none of (i) Crestovo Investor LLC, (ii) SymBiosis, (iii) OMX, or (iv) Baupost shall be deemed a Competitor for purposes of this Agreement.

1.5 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.6 “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.7 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.8 “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.9 “FOIA Party” means a Person that, in the reasonable determination of the Board of Directors, may be subject to, and thereby required to disclose non-public information furnished by or relating to the Company under, the Freedom of Information Act, 5 U.S.C. 552 (“FOIA”), any state public records access law, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement.

1.10 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.11 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.12 “GAAP” means generally accepted accounting principles in the United States.

1.13 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.14 “Initiating Stockholders” means, collectively, Stockholders who properly initiate a registration request under this Agreement.

1.15 “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.16 “Major Stockholder” means (a) Flight Partners Management, LLC, (b) Anna-Maria and Stephen Kellen Foundation, Inc., (c) Neil E. Rasmussen 2007 Revocable Trust, (d) Neil E. Rasmussen 2010 Revocable Trust, (e) M3 Ventures – Finch LLC, (f) Willett, (g) Avenir Finch Investors, LLC, (h) M3 Ventures — Finch II LLC, (i) National Philanthropic Trust, (j) Crestovo Investor LLC, (k) RWP Investors LLC, (l) SymBiosis, (m) Trans-Pacific Technology Fund, L.P., (n) SIG Global US Fund I, LLLP, (o) OCV Fund I, L.P., (p) OMX, (q) MSD Value Investments, L.P. and MSD Credit Opportunity Master Fund, L.P., (r) Baupost, (s) any Stockholder that, individually or together with such Stockholder’s Affiliates, purchases from the Company at least $10,000,000 in Series C Preferred Stock or Series D Preferred Stock, and (t) any other Stockholder that, individually or together with such Stockholder’s Affiliates, holds at least 5% of the shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

1.17 “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

1.18 “OMX” means OMX Ventures Fund I, LLC or its Affiliates.

1.19 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.20 “Preferred Stock” means all shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and any other class or series of preferred stock issued by the Company after the date of this Agreement.

1.21 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of Preferred Stock, (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Stockholders after the date hereof; (iii) the Stockholder Registrable Securities, provided, however, that such Stockholder Registrable Securities shall not be deemed Registrable Securities and the Stockholders shall not be deemed Stockholders for the purposes of Subsections 2.1, 2.10, 3.1, 3.2, 4.1 and 6.6; and (iv) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.

1.22 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.23 “Restated Bylaws” means the Company’s Amended and Restated Bylaws, as amended from time to time.

1.24 “Restated Certificate” means the Company’s Third Amended and Restated Certificate of Incorporation, as amended from time to time.

1.25 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.

1.26 “SEC” means the Securities and Exchange Commission.

1.27 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.28 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.29 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.30 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Stockholder, except for the fees and disbursements of the Selling Stockholder Counsel borne and paid by the Company as provided in Subsection 2.6.

1.31 “Series A Preferred Stock” means all shares of Series A Preferred Stock of the Company, par value $0.001 per share.

1.32 “Series B Preferred Stock” means all shares of Series B Preferred Stock of the Company, par value $0.001 per share.

1.33 “Series C Preferred Stock” means all shares of Series C Preferred Stock of the Company, par value $0.001 per share.

1.34 “Series D Preferred Stock” means all shares of Series D Preferred Stock of the Company, par value $0.001 per share.

1.35 “Stockholder” means any holder of Registrable Securities who is a party to this Agreement.

1.36 “Stockholder Registrable Securities” means (i) the shares of Common Stock held by the Stockholders, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such shares.

1.37 “SymBiosis” means, SymBiosis, LLC.

1.38 “Willett” means, collectively, 91313 Investment Holdings LLC and Silas Holdings I LLC.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time after the earlier of (i) the seventh (7th) anniversary of February 20, 2018, or (ii) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Stockholders of at least twenty percent (20%) of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to Registrable Securities then outstanding where the anticipated aggregate offering price to the public would exceed $25 million, then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Stockholders other than the Initiating Stockholders; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Stockholders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Stockholders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Stockholders, as specified by notice given by each such Stockholder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Stockholders of at least twenty percent (20%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Stockholders having an anticipated aggregate offering price of at least $5 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Stockholders other than the Initiating Stockholders; and (ii) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Stockholders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Stockholders, as specified by notice given by each such Stockholder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Stockholders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would: (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act; or (iv) be materially detrimental to the Company and its stockholders for such registration statement to be filed at such time, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than sixty (60) days after the request of the Initiating Stockholders is given; provided, however, that the Company may not invoke this right more than twice in any twelve (12) month period.

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a)(i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided, that (i) the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) the Company has effected two (2) registrations pursuant to Subsection 2.1(a); or (iii) the Initiating Stockholders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration; provided, that (i) the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two (2) registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Stockholders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d).

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Stockholders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Stockholder notice of such registration. Upon the request of each Stockholder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Stockholder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Stockholder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Subsection 2.1, the Initiating Stockholders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Stockholders. In such event, the right of any Stockholder to include such Stockholder’s Registrable Securities in such registration shall be conditioned upon such Stockholder’s participation in such underwriting and the inclusion of such Stockholder’s Registrable Securities in the underwriting to the extent provided herein. All Stockholders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the managing underwriter(s) advise(s) the Initiating Stockholders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Stockholders shall so advise all Stockholders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Stockholders of Registrable Securities, including the Initiating Stockholders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Stockholder or in such other proportion as shall mutually be agreed to by all such selling Stockholders; provided, however, that the number of Registrable Securities held by the Stockholders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Stockholder to the nearest one hundred (100) shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Stockholders’ Registrable Securities in such underwriting unless the Stockholders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Stockholders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Stockholder or in such other proportions as shall mutually be agreed to by all such selling Stockholders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Stockholder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, (ii) the number of Registrable Securities included in the offering be reduced below twenty-five percent (25%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Stockholders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering or (iii) notwithstanding (ii) above, any Registrable Securities which are not Stockholder Registrable Securities be excluded from such underwriting unless all Stockholder Registrable Securities are first excluded from such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Stockholder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Stockholder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Stockholder,” and any pro rata reduction with respect to such “selling Stockholder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Stockholder,” as defined in this sentence.

(c) For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Stockholders have requested to be included in such registration statement are actually included.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Stockholders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Stockholder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Stockholders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Stockholders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Stockholders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Stockholders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Stockholders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Stockholder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Stockholder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Stockholder that such Stockholder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Stockholder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $25,000, of one counsel for the selling Stockholders (“Selling Stockholder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Stockholders of a majority of the Registrable Securities to be registered (in which case all selling Stockholders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Stockholders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided, further, that if, at the time of such withdrawal, the Stockholders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Stockholders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Stockholders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Stockholders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Stockholder, and the partners, members, officers, directors, and stockholders of each such Stockholder; legal counsel and accountants for each such Stockholder; any underwriter (as defined in the Securities Act) for each such Stockholder; and each Person, if any, who controls such Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Stockholder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Stockholder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Stockholder selling securities in such registration statement, and any controlling Person of any such underwriter or other Stockholder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Stockholder expressly for use in connection with such registration; and each such selling Stockholder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Stockholder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Stockholder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Stockholder (net of any Selling Expenses paid by such Stockholder), except in the case of fraud or willful misconduct by such Stockholder.

(c) Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Stockholder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Stockholder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Stockholder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Stockholder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Stockholder (net of any Selling Expenses paid by such Stockholder), except in the case of willful misconduct or fraud by such Stockholder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Stockholders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Stockholders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Stockholder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Stockholder, so long as the Stockholder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Stockholder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Stockholders of at least seventy-five percent (75%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that (i) would provide to such holder the right to include securities in any registration on other than a subordinate basis after all Stockholders have had the opportunity to include in the registration and offering all shares of Registrable Securities that they wish to so include, or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided, however, that this limitation shall not apply to any additional Stockholder who becomes a party to this Agreement in accordance with Subsection 6.9.

2.11 “Market Standoff” Agreement. Each Stockholder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the IPO, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), or ninety (90) days in the case of any registration other than the IPO, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto, (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the Stockholder or are thereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.11 shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Stockholder or the immediate family of the Stockholder; provided, however, that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein; and provided, further, that any such transfer shall not involve a disposition for value, and shall be applicable to the Stockholders only if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock). The underwriters in connection with such registration are intended third party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Stockholder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Stockholders subject to such agreements, based on the number of shares subject to such agreements.

2.12 Restrictions on Transfer.

(a) Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Stockholder will cause any proposed purchaser, pledgee, or transferee of Preferred Stock and the Registrable Securities held by such Stockholder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b) Each certificate, instrument, or book entry representing (i) Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Stockholders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Stockholder thereof shall give notice to the Company of such Stockholder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Stockholder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Stockholder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Stockholder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Stockholder distributes Restricted Securities to an Affiliate of such Stockholder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Stockholder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13 Termination of Registration Rights. The right of any Stockholder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a transaction that qualifies as a “deemed liquidation event,” or similar construct, as set forth in the Restated Certificate (a “Deemed Liquidation Event”);

(b) such time after the IPO as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Stockholder’s shares without limitation during a three-month period without registration and without any current public information requirement; and

(c) the five (5) year anniversary of the IPO.

3. Information Rights

3.1 Delivery of Financial Statements. The Company shall deliver to each Major Stockholder, provided that the Board of Directors has not reasonably determined that such Major Stockholder is a Competitor of the Company:

(a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of regionally recognized standing selected by the Company;

(b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Stockholders to calculate their respective percentage equity ownership in the Company, and certified by the chief financial officer or chief executive officer of the Company as being true, complete, and correct;

(d) as soon as practicable, but in any event thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company;

(e) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Stockholder may from time to time reasonably request, including, but not limited to information concerning regulatory matters, material litigation (unless disclosure would compromise the attorney-client privilege or involves such Major Stockholder), and other material events and occurrences; provided, however, that the Company shall not be obligated under this Subsection 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company); or (ii) the disclosure of which in its reasonable and good faith belief would adversely affect the attorney-client privilege between the Company and its counsel; and

(f) in the case of Crestovo Investor LLC, as soon as practicable, but in any event within thirty (30) days of the end of the preceding month, (i) monthly key performance metrics that management uses to assess performance of the business, including but not limited to, updates to each active trial (i.e. patients enrolled, clinical sites activated, etc.) and on commercial sales (i.e. unit volumes, average selling price, net sales, etc.); (ii) monthly updates on progress on key project timelines (i.e. Investigational New Drug (IND) filing dates for key clinical programs, expected trial initiation dates, milestones for pharmaceutical partnerships, etc.); and (iii) monthly updates on organization changes, including key senior hires and ongoing new hire searches.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

3.2 Inspection. The Company shall permit each Major Stockholder (provided that the Board of Directors has not reasonably determined that such Major Stockholder is a Competitor of the Company), at such Major Stockholder’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Stockholder; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which, in its reasonable and good faith belief, would adversely affect the attorney-client privilege between the Company and its counsel.

3.3 Termination of Information Rights. The covenants set forth in Subsection 3.1 and Subsection 3.2 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, whichever event occurs first.

3.4 Confidentiality. Each Stockholder agrees that such Stockholder will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including, but not limited to, notice of the Company’s intention to file a registration statement and the identity of the other Stockholders and any of their beneficial owners), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.4 by such Stockholder), (b) is or has been independently developed or conceived by the Stockholder without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Stockholder by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that a Stockholder may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Stockholder, if such prospective purchaser agrees in writing to be bound by the provisions of this Subsection 3.4; (iii) to any current or prospective Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Stockholder in the ordinary course of business, provided that such Stockholder informs such Person that such information is confidential and requires such Person by written agreement to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Stockholder promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. In addition, the Company agrees that it will keep confidential and will not disclose, divulge, or use for any purpose the identity of the other Stockholders and any of their beneficial owners, unless such confidential information is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.4 by the Company or any other Stockholder); provided, however, that the Company may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services; (ii) to any prospective purchaser of any securities from the Company, if such prospective purchaser agrees in writing to be bound by the provisions of this Subsection 3.4; (iii) to any Affiliate, director, officer, employee or consultant of the Company in the ordinary course of business, provided that the Company informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Company takes reasonable steps to minimize the extent of any such required disclosure.

3.5 Notice of Certain Matters. The Stockholders acknowledge and agree that the Company may notify some or all of certain Stockholders of material and adverse litigation, proceedings or investigations pending before any court or governmental authority with respect to the Company that are reasonably likely to become generally known by appearing in the national press. It is acknowledged and agreed that the Company has no obligation to give any notice, and thus there shall be no liability hereunder.

4. Rights to Future Stock Issuances.

4.1 Right of First Refusal. Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Major Stockholder. A Major Stockholder shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself, (ii) its Affiliates and (iii) its beneficial interest holders, such as limited partners, members or any other Person having “beneficial ownership,” as such term is defined in Rule 13d-3 promulgated under the Exchange Act, of such Major Stockholder (“Stockholder Beneficial Owners”); provided that each such Affiliate or Stockholder Beneficial Owner (x) is not a Competitor or FOIA Party, unless such party’s purchase of New Securities is otherwise consented to by the Board of Directors, (y) agrees to enter into this Agreement and each of the Voting Agreement and Right of First Refusal and Co-Sale Agreement of even date herewith among the Company, the Stockholders and the other parties named therein, as an “Stockholder” under each such agreement (provided that any Competitor or FOIA Party shall not be entitled to any rights as a Major Stockholder under Subsections 3.1, 3.2 and 4.1 hereof), and (z) agrees to purchase at least such number of New Securities as are allocable hereunder to the Major Stockholder holding the fewest number of Preferred Stock and any other Derivative Securities.

(a) The Company shall give notice (the “Offer Notice”) to each Major Stockholder, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within twenty (20) days after the Offer Notice is given, each Major Stockholder may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock then held by such Major Stockholder (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held by such Major Stockholder) bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock and other Derivative Securities). The closing of any sale pursuant to this Subsection 4.1(b) shall occur within the later of one hundred and twenty (120) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(c).

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Subsection 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Major Stockholders in accordance with this Subsection 4.1.

(d) The right of first offer in this Subsection 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Restated Certificate); (ii) shares of Common Stock issued in the IPO; and (iii) the issuance of shares of Series D Preferred Stock to Additional Purchasers pursuant to Subsection 1.3 of the Purchase Agreement.

4.2 Termination. The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, whichever event occurs first.

5. Additional Covenants.

5.1 Insurance. The Company shall use its commercially reasonable efforts to obtain, within ninety (90) days of the date hereof, from financially sound and reputable insurers directors and officers liability insurance, each in an amount and on terms and conditions satisfactory to the Board of Directors, and will use commercially reasonable efforts to cause such insurance policies to be maintained until such time as the Board of Directors determines that such insurance should be discontinued. Such policy shall not be cancelable by the Company without prior approval by the Board of Directors, including those directors designated and elected by the holders of Preferred Stock (the “Preferred Directors”). Notwithstanding any other provision of this Section 5.1 to the contrary, for so long as any of the Preferred Directors is serving on the Board of Directors, the Company shall not cease to maintain a Directors and Officers liability insurance policy in an amount of at least three million dollars ($3,000,000) unless approved by such Director, and the Company shall annually, within one hundred twenty (120) days after the end of each fiscal year of the Company, deliver to the Stockholders a certification that such a directors and officers liability insurance policy remains in effect. Each Stockholder hereby covenants and agrees that, to the extent such Stockholder is named under such key-person policy, such Stockholder will execute and deliver to the Company, as reasonably requested, a written notice and consent form with respect to such policy.

5.2 Employee Agreements. The Company will cause each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement and a non-compete/non-solicitation agreement. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the consent of the Board of Directors.

5.3 Employee Stock. Unless otherwise approved by the Board of Directors, (i) all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, and (ii) a market stand-off provision substantially similar to that in Subsection 2.11. In addition, unless otherwise approved by the Board of Directors, the Company shall retain a “right of first refusal” on employee transfers until the Company’s IPO, and all such securities shall provide that upon termination of the employment of the employee, with or without cause, resignation or removal of the director, or termination of the business relationship between the Company and the consultant or service provider, all unvested securities shall terminate and be forfeited.

5.4 Board Matters.

(a) Unless otherwise determined by the Board of Directors, the Board of Directors shall meet at least quarterly in accordance with an agreed-upon schedule. The Company shall reimburse the nonemployee directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors. Each non-employee director shall be entitled in such person’s discretion to be a member of any Board committee.

(b) The management of the Company shall provide monthly Company budgets to the Board of Directors for written approval and shall report on variances from previously approved monthly budgets. Any such variances exceeding $1 million over a rolling three-month period shall require the written approval of the Board of Directors.

5.5 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Restated Bylaws, the Restated Certificate, or elsewhere, as the case may be.

5.6 Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board of Directors by the Stockholders (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Stockholders and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Restated Certificate or Restated Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company. In addition to the provisions of this Section 5.6, the Company hereby further agrees that the Company shall enter into with each such director of the Board of Directors an indemnity agreement that provides customary board of directors indemnification provisions, including, but not limited, that the Company shall indemnify each such director of the Board of Directors from expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such director to the extent legally permitted in connection with such director’s position as a member of the Board of Directors.

5.7 Termination of Covenants. The covenants set forth in this Section 5, except for Subsection 5.6 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, whichever event occurs first.

5.8 Right to Conduct Activities. The Company hereby agrees and acknowledges that certain Major Stockholders (with their Affiliates) may be professional investment organizations, and as such review the business plans and related proprietary information of many enterprises, some of which may compete directly or indirectly with the Company’s business (as currently conducted or as currently propose to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, Major Stockholders (and their Affiliates) shall not be liable to the Company for any claim arising out of, or based upon, (i) the investment by such Major Stockholders (or their Affiliates) in any entity competitive with the Company, or (ii) actions taken by any partner, officer, employee or other representative of any Major Stockholders (or their Affiliates) to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Investors including Major Stockholders (and their Affiliates) from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company (except to the extent such director or officer may be relieved under applicable law, including without limitation Section 102(b)(7) of the Delaware General Corporation Law, and the Restated Certificate).

6. Miscellaneous.

6.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Stockholder to a transferee of Registrable Securities that (i) is an Affiliate of a Stockholder; (ii) is a Stockholder’s Immediate Family Member or trust for the benefit of an individual Stockholder or one or more of such Stockholder’s Immediate Family Members; or (iii) after such transfer, holds at least 1,000,000 of the shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Stockholder; (2) who is a Stockholder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Stockholder or such Stockholder’s Immediate Family Member shall be aggregated together and with those of the transferring Stockholder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2 Governing Law. This Agreement shall be governed by the internal law of the State of Delaware.

6.3 Counterparts. This Agreement may be executed in two (2) or more counterparts (including, but not limited to, an omnibus counterpart signature page), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 6.5.

6.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of at least seventy-five percent (75%) of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Subsection 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Stockholder without the written consent of such Stockholder, unless such amendment, termination, or waiver applies to all Stockholders in the same fashion, and further, this Agreement may not be amended, and no provision hereof may be waived, in each case, in any way which would adversely affect the rights of any Stockholder hereunder in a manner disproportionate to any adverse effect such amendment or waiver would have on the rights of the other Stockholders hereunder, without the written consent of such Stockholder (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Stockholders in the same fashion and without disproportionate effect if such waiver applies to all Stockholders by its terms, notwithstanding the fact that certain Stockholders may nonetheless, by agreement with the Company, purchase securities in such transaction). Further, this Agreement may not be amended, and no provision hereof may be waived, in each case, in any way which would adversely affect the rights of the Major Stockholders hereunder in a manner disproportionate to any adverse effect such amendment or waiver would have on the rights of all of the other Stockholders hereunder, without also the written consent of the holders of at least seventy-five percent (75%) of the Registrable Securities held by the Major Stockholders. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Subsection 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.9 Additional Stockholders. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s capital stock after the date hereof, whether pursuant to the Merger Agreement or otherwise, any purchaser of such shares of capital stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Stockholder” for all purposes hereunder. No action or consent by the Stockholders shall be required for such joinder to this Agreement by such additional Stockholder, so long as such additional Stockholder has agreed in writing to be bound by all of the obligations as a “Stockholder” hereunder.

6.10 Waiver of Rights of First Refusal and Notice. The undersigned Major Stockholders, on behalf of themselves and all other Major Stockholders, hereby unconditionally waive all rights of first offer and notice set forth in Section 4.1 of the Prior Agreement in connection with the sale of Series D Preferred Stock pursuant to the Purchase Agreement.

6.11 Entire Agreement. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated to read in its entirety as set forth in this Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

6.12 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.13 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[The remainder of this page is intentionally left blank.

Signatures on following page(s).]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Stockholders’ Agreement as of the date first written above.

FINCH THERAPEUTICS GROUP, INC.

By:	/s/ Mark Smith
Name:	Mark Smith
Title:	Chief Executive Officer

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.l{b) of the Purchase Agreement {the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser’’ under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement {the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and . restatement of the SHA, VA and ROFR {collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder’’ under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:

By:
Name:
Title:

If an individual:

/s/ Paul C. Edmunds
Name:	Paul C. Edmunds

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.l(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser’’ under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder’’ under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:

By:
Name:
Title:

If an individual:

/s/ Timothy M. Behl
Name:	Timothy M. Behl

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.l(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser’’ under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder’’ under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:

By:
Name:
Title:

If an individual:

/s/ Daniel S. Carr
Name:	Daniel S. Carr

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Humboldt Fund I, LP

By:	/s/ Sebastian Bernales
Name:	Sebastian Bernales
Title:	General Partner

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:

By:
Name:
Title:

If an individual:

/s/ John Rodakis
Name:	John Rodakis

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock list ed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser “ under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are app li cable to the “Stockholders” . This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:

By:
Name:
Title:

If an individual:

/s/ Matt McPherron
Name:	Matt McPherron

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	MSD Value Investments, L.P.

By:	/s/ Marcello Liguori
Name:	Marcello Liguori
Title:	Vice President

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	MSD Credit Opportunity Master Fund, L.P.

By:	/s/ Marcello Liguori
Name:	Marcello Liguori
Title:	Vice President

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Octave Life Sciences F3 LLC

By:	/s/ Michael Kim
Name:	Michael Kim
Title:	Managing Member

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	OMX VENTURES SPV-FINCH, LLC

By:	/s/ Nick Haft
Name:	Nick Haft
Title:	Manager

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Scott G. Clawson Trust of 2013

By:	/s/ Scott Clawson
Name:	Scott Clawson
Title:	Trustee

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Baupost Private Investments BVIV-2, L.L.C.

By:	Baupost Value Partners, L.P.-IV,
its sole member
By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory A. Ciongoli
Name:	Gregory A. Ciongoli
Title:	Partner

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Baupost Private Investments C-2, L.L.C.

By:	Baupost Limited Partnership 1983 C-1,
its sole member
By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory A. Ciongoli
Name:	Gregory A. Ciongoli
Title:	Partner

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Baupost Private Investments A-2, L.L.C.

By:	Baupost Limited Partnership 1983 A-1,
its sole member
By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory A. Ciongoli
Name:	Gregory A. Ciongoli
Title:	Partner

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Baupost Private Investments BVII-2, L.L.C.

By:	Baupost Value Partners, L.P.-II,
its sole member
By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory A. Ciongoli
Name:	Gregory A. Ciongoli
Title:	Partner

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Baupost Private Investments BVI-2, L.L.C.

By:	Baupost Value Partners, L.P.-1,
its sole member
By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory A. Ciongoli
Name:	Gregory A. Ciongoli
Title:	Partner

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Baupost Private Investments BVIII-2, L.L.C.

By:	Baupost Value Partners, L.P.-III,
its sole member
By:	The Baupost Group, L.L.C.,
its managing general partner

By:	/s/ Gregory A. Ciongoli
Name:	Gregory A. Ciongoli
Title:	Partner

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Baupost Private Investments B-2, L.L.C.

By:	Baupost Limited Partnership 1983 B-1, its sole member
By:	The Baupost Group, L.L.C., its managing general partner

By:	/s/ Gregory A. Ciongoli
Name:	Gregory A. Ciongoli
Title:	Partner

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Baupost Private Investments P-2, L.L.C.

By:	PB Institutional Limited Partnership, its sole member
By:	The Baupost Group, L.L.C., its managing general partner

By:	/s/ Gregory A. Ciongoli
Name:	Gregory A. Ciongoli
Title:	Partner

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Baupost Private Investments Y-2, L.L.C.

By:	YB Institutional Limited Partnership, its sole member
By:	The Baupost Group, L.L.C., its managing general partner

By:	/s/ Gregory A. Ciongoli
Name:	Gregory A. Ciongoli
Title:	Partner

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Baupost Private Investments H-2, L.L.C.

By:	HB Institutional Limited Partnership, its sole member
By:	The Baupost Group, L.L.C., its managing general partner

By:	/s/ Gregory A. Ciongoli
Name:	Gregory A. Ciongoli
Title:	Partner

If an individual:

Name:

AVENIR FINCH INVESTORS, LLC

By:
Name:	Dylan Gorman
Title:

NATIONAL PHILANTHROPIC TRUST

By:
Name:	Kenneth S. Choi
Title:

FLIGHT PARTNERS MANAGEMENT LLC

By:	/s/ Yuting Zeng
Name:	Yuting Zeng
Title:

63019 HOLDINGS, LLC	RWP INVESTORS LLC

By:	By:
Name:	Name:
Title:	Title:

THE DOMENIC J. FERRANTE 2006 INVESTMENT TRUST DTD 4/21/2006

By:
Name:
Title:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:

By:
Name:
Title:

If an individual:

/s/ Andrew Noh
Name:	Andrew Noh

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Arcos Ventures SPV LLC

By:	/s/ Nick Haft
Name:	Nick Haft
Title:	Manager

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:

By:
Name:
Title:

If an individual:

/s/ Eric Alm
Name:	Eric Alm

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:

By:
Name:
Title:

If an individual:

/s/ James Burgess
Name:	James Burgess

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	M3 Ventures – Finch LLC

By:	/s/ Nick Haft
Name:	Nick Haft
Title:	Manager

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

SYMBIOSIS, LLC		91313 INVESTMENT HOLDINGS LLC

By:		By:
Name:		Name:
Title:		Title:

CRESTOVO INVESTOR LLC		SILAS HOLDINGS I LLC

By:		By:
Name:		Name:
Title:		Title:

M3 VENTURES – FINCH II LLC		BEE HILL HOLDINGS LLC

By:	/s/ Nick Haft	By:
Name:	Nick Haft	Name:
Title:	Manager	Title:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:

By:
Name:
Title:

If an individual:

/s/ Mark Smith
Name:	Mark Smith

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Neil E. Rasmussen 2007 Revocable Trust

By:	/s/ Neil E. Rasmussen
Name:	Neil E. Rasmussen
Title:	Trustee

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:

By:
Name:
Title:

If an individual:

/s/ Zain Kassam
Name:	Zain Kassam

AVENIR FINCH INVESTORS, LLC

By:
Name:		Dylan Gorman
Title:

NATIONAL PHILANTHROPIC TRUST

By:
Name:		Kenneth S. Choi
Title:

FLIGHT PARTNERS MANAGEMENT LLC

By:
Name:		Yuting Zeng
Title:

63019 HOLDINGS, LLC		RWP INVESTORS LLC

By:	/s/ Andrew Mulderry	By:
Name:	Andrew Mulderry	Name:
Title:	Authorized Person	Title:

THE DOMENIC J. FERRANTE 2006 INVESTMENT TRUST DTD 4/21/2006

By:
Name:
Title:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

SYMBIOSIS, LLC	91313 INVESTMENT HOLDINGS LLC

By:	By:	/s/ Andrew Mulderry
Name:	Name:	Andrew Mulderry
Title:	Title:	Authorized Person

CRESTOVO INVESTOR LLC	SILAS HOLDINGS I LLC

By:	By:
Name:	Name:
Title:	Title:

M3 VENTURES – FINCH II LLC	BEE HILL HOLDINGS LLC

By:	By:
Name:	Name:
Title:	Title:

AVENIR FINCH INVESTORS, LLC

By:	/s/ Andrew Sugrue
Name:	Andrew Sugrue	Dylan Gorman
Title:	Authorized Signatory

NATIONAL PHILANTHROPIC TRUST

By:
Name:		Kenneth S. Choi
Title:

FLIGHT PARTNERS MANAGEMENT LLC

By:
Name:		Yuting Zeng
Title:

63019 HOLDINGS, LLC		RWP INVESTORS LLC

By:		By:
Name:		Name:
Title:		Title:

THE DOMENIC J. FERRANTE 2006 INVESTMENT TRUST DTD 4/21/2006

By:
Name:
Title:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name: Bee Hill Holdings, LLC

By:	/s/ Viral Gandhi
Name:	Viral Gandhi
Title:	Managing Member

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name: Christopher N. Kellen 2013 Trust

By:	/s/ Michael Kellen
Name:	Michael Kellen
Title:	Trustee

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

SYMBIOSIS, LLC		91313 INVESTMENT HOLDINGS LLC

By:		By:
Name:		Name:
Title:		Title:

CRESTOVO INVESTOR LLC		SILAS HOLDINGS I LLC

By:	/s/ Chris Lange	By:
Name:	Chris Lange	Name:
Title:	Authorized Signatory	Title:

M3 VENTURES – FINCH II LLC		BEE HILL HOLDINGS LLC

By:		By:
Name:		Name:
Title:		Title:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:

By:
Name:
Title:

If an individual:

/s/ David E. Goel
Name:	David E. Goel

AVENIR FINCH INVESTORS, LLC

By:

Name:	Dylan Gorman
Title:

NATIONAL PHILANTHROPIC TRUST

By:

Name:	Kenneth S. Choi
Title:

FLIGHT PARTNERS MANAGEMENT LLC

By:

Name:	Yuting Zeng
Title:

63019 HOLDINGS, LLC	RWP INVESTORS LLC

By:	By:
Name:	Name:
Title:	Title:

THE DOMENIC J. FERRANTE 2006
INVESTMENT TRUST DTD 4/21/2006

	By:	/s/ Domenic Ferrante
	Name:	Domenic Ferrante
	Title:	Trustee

AVENIR FINCH INVESTORS, LLC

By:	/s/ Dylan Gorman

Name:	Dylan Gorman
Title:

NATIONAL PHILANTHROPIC TRUST

By:

Name:	Kenneth S. Choi
Title:

FLIGHT PARTNERS MANAGEMENT LLC

By:

Name:	Yuting Zeng
Title:

63019 HOLDINGS, LLC	RWP INVESTORS LLC

By:	By:
Name:	Name:
Title:	Title:

THE DOMENIC J. FERRANTE 2006
INVESTMENT TRUST DTD 4/21/2006

By:
Name:
Title:

AVENIR FINCH INVESTORS, LLC

By:
Name:		Dylan Gorman
Title:

NATIONAL PHILANTHROPIC TRUST

By:
Name:		Kenneth S. Choi
Title:

FLIGHT PARTNERS MANAGEMENT LLC

By:	/s/ Jeff Smisek
Name:	Jeff Smisek	Yuting Zeng
Title:	President

63019 HOLDINGS, LLC		RWP INVESTORS LLC

By:		By:
Name:		Name:
Title:		Title:

THE DOMENIC J. FERRANTE 2006
INVESTMENT TRUST DTD 4/21/2006

By:
Name:
Title:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	JSD Partners Holdings LP

By:	/s/ David Drubner
Name:	David Drubner
Title:	General Partner

If an individual:

Name:

AVENIR FINCH INVESTORS, LLC

By:
Name:	Dylan Gorman
Title:

NATIONAL PHILANTHROPIC TRUST

By:	/s/ Kenneth S.Choi
Name:	Kenneth S. Choi
Title:

FLIGHT PARTNERS MANAGEMENT LLC

By:
Name:	Yuting Zeng
Title:

63019 HOLDINGS, LLC	RWP INVESTORS LLC

By:	By:
Name:	Name:
Title:	Title:

THE DOMENIC J. FERRANTE 2006 INVESTMENT TRUST DTD 4/21/2006

By:
Name:
Title:

AVENIR FINCH INVESTORS, LLC

By:
Name:		Dylan Gorman
Title:

NATIONAL PHILANTHROPIC TRUST

By:	/s/ Rene Paradis
Name:	Rene Paradis	Kenneth S. Choi
Title:	Treasurer & COO

FLIGHT PARTNERS MANAGEMENT LLC

By:	/s/ Jeff Smisek
Name:	Jeff Smisek	Yuting Zeng
Title:	President

63019 HOLDINGS, LLC		RWP INVESTORS LLC

By:		By:
Name:		Name:
Title:		Title:

THE DOMENIC J. FERRANTE 2006 INVESTMENT TRUST DTD 4/21/2006

By:
Name:
Title:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	Neil E. Rasmussen 2010 Irrevocable Trust

By:	/s/ Neil E. Rasmussen
Name:	Neil E. Rasmussen
Title:	Trustee

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:	OCV Fund I, L.P.

By:	/s/ Zohar Loshitzer
Name:	Zohar Loshitzer
Title:	Principal

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name:

By:
Name:
Title:

If an individual:

/s/ Robert Jennings Price, Jr.
Name:	Robert Jennings Price, Jr.

AVENIR FINCH INVESTORS, LLC

By:
Name:		Dylan Gorman
Title:

NATIONAL PHILANTHROPIC TRUST

By:	/s/ Rene Paradis
Name:	Rene Paradis	Kenneth S. Choi
Title:	Treasurer & COO

FLIGHT PARTNERS MANAGEMENT LLC

By:	/s/ Jeff Smisek
Name:	Jeff Smisek	Yuting Zeng
Title:	President

63019 HOLDINGS, LLC		RWP INVESTORS LLC

By:		By:	/s/ Bernie Buonanno
Name:		Name:	Bernie Buonanno
Title:		Title:	Managing Member

THE DOMENIC J. FERRANTE 2006 INVESTMENT TRUST DTD 4/21/2006

By:
Name:
Title:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name: SIG Global US Fund I, LLP

By:	SIG Asia Investment LLLP,
as authorized agent
By:	Heights Capital Management, Inc.,
as authorized agent

By:	/s/ Michael Spolan
Name:	Michael Spolan
Title:	General Counsel

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

SYMBIOSIS, LLC	91313 INVESTMENT HOLDINGS LLC

By:	By:
Name:	Name:
Title:	Title:

CRESTOVO INVESTOR LLC	SILAS HOLDINGS I LLC

By:	By:	/s/ Michael Minars
Name:	Name:	Michael Minars
Title:	Title:	CFO

M3 VENTURES – FINCH II LLC	BEE HILL HOLDINGS LLC

By:	By:
Name:	Name:
Title:	Title:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name: SymBiosis, LLC

By:	/s/ Erron Smith
Name:	Erron Smith
Title:	Secretary

If an individual:

Name:

OMNIBUS COUNTERPART SIGNATURE PAGE

Reference is made to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among Finch Therapeutics Group, Inc., a Delaware corporation (the “Company”), and the purchasers listed on Exhibit A thereto. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. If the undersigned is included on Exhibit A to the Purchase Agreement, the undersigned agrees to purchase, and the Company agrees to sell and issue to the undersigned the number of shares of Series D Preferred Stock listed on Exhibit A to the Purchase Agreement, at the purchase price referenced in Section 1.1(b) of the Purchase Agreement (the “Purchase Price”), effective as of the date thereof, by execution and delivery of this Omnibus Counterpart Signature Page. The undersigned hereby agrees that, from and after the date thereof, subject to the Purchase Price being paid to the Company, the undersigned is a “Purchaser” under the Purchase Agreement. If the undersigned is listed on Schedule A of (i) the Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the “ROFR”), (ii) the Third Amended and Restated Stockholders Agreement (the “SHA”) and (iii) the Third Amended and Restated Voting Agreement (the “VA”), the undersigned hereby acknowledges and agrees (A) to the amendment and restatement of the SHA, VA and ROFR (collectively, the “Investor Agreements”) (if a party to the corresponding prior agreements before their amendment and restatement), and (B) that the undersigned is a “Stockholder” under each of the Investor Agreements and is entitled to all of the benefits under, and subject to all of the obligations, restrictions and limitations set forth in, the Investor Agreements that are applicable to the “Stockholders”. This Omnibus Counterpart Signature Page constitutes a counterpart signature page to each of the Investor Agreements, in the case of the Stockholders, and the Purchase Agreement, in the case of the Purchasers.

IN WITNESS WHEREOF, the undersigned has executed this Omnibus Counterpart Signature Page as of the date of the Purchase Agreement and each of the Investor Agreements, as applicable.

STOCKHOLDER:

If an entity:

Entity Name: Trans-Pacific Technology, L.P.

By:	/s/ Glenn Kline
Name:	Glenn Kline
Title:	Director

If an individual:

Name:

SCHEDULE A

COMMON STOCKHOLDERS1

Holder and Address	Number of Shares Held	Type of Stock
Mark Smith	28,452,801	Common
James Burgess	20,323,430	Common
Zain Kassam	20,323,430	Common
Andrew Noh	20,323,430	Common
Eric Alm	9,385,342	Common
Dean Glettig	447,115	Common
Karen Ringewald, Trustee of The Fairview Irrevocable Trust dated May 8, 2017	2,032,343	Common
InGodWeTrust c/o Thomas Borody	10,246,836	Common

[1]	Contact information for the holders of Common Stock whose names appear in italics is on file with the Company.

Holder and Address	Number of Shares Held	Type of Stock
Chardon Holdings Ltd. c/o Geoff Rosenhain	5,123,418	Common
Adam Sanders	304,851	Common
Alejandro Zuniga	20,323	Common
Alex Scheeler	9,314	Common
Anh Thu Elaine Vo	610,651	Common
Anne Kuan	100,000	Common
Brian Miglionico	151,617	Common
Carolyn Edelstein	558,874	Common
Crystal Chen	42,187	Common
Daniel Geng	27,131	Common
Deberly Kauffman	111,778	Common
Derek Gumuchian	23,287	Common
Eva de la Serna	34,936	Common
Gabriella Linville-Engler	8,333	Common
Henriette Carrington	11,500	Common
Indrani Nandi	5,436	Common
Jackson Lee	59,276	Common
Jacob Dixon	8,467	Common
Jessica Pierce	44,034	Common
Joe Maxwell	114,319	Common
John Grossman	31,250	Common
Jon Barr	89,423	Common
Kelly Ling	34,143	Common

Holder and Address	Number of Shares Held	Type of Stock
Kirk Lau	8,044	Common
Kurt Warren	46,947	Common
Majdi Osman	55,889	Common
Mariia Yelizarova	4,381	Common
Marina Santiago	131,255	Common
Matthew Sanders	304,581	Common
Melissa Mahoney	4,375	Common
Michael Silverstein	8,384	Common
Nancy Dubois	23,551	Common
Pooja Pai	6,668	Common
Rotem Gura Sadovsky	227,050	Common
Sarah Alley	22,609	Common
Steven Smriga	12,702	Common
Susan Clancy	128,079	Common
Thomas Mitchell	110,085	Common
Tyler Redman	5,332	Common
Ulrich Thienel	588,235	Common

TOTAL	120,747,709

SCHEDULE A (cont.)

SERIES A STOCKHOLDERS

Holder and Address	Number of Shares Held	Type of Stock
FLIGHT PARTNERS MANAGEMENT LLC 5211 BRIAR DRIVE HOUSTON, TX 77056 ATTN: JEFFERY SMISEK	12,926,743	Series A Preferred
ANNA-MARIA AND STEPHEN KELLEN FOUNDATION, INC. 1345 AVENUE OF THE AMERICAS, 48TH FLOOR NEW YORK, NY 10105 WITH A COPY TO:	11,284,876	Series A Preferred
NEIL E. RASMUSSEN 2007 REVOCABLE TRUST	4,148,959	Series A Preferred
NEIL E. RASMUSSEN 2010 REVOCABLE TRUST	2,853,807	Series A Preferred
DRAPER RICHARDS KAPLAN FOUNDATION 535 BOYLSTON STREET, 7TH FLOOR BOSTON, MA 02116 ATTN: J. BILDNER	973,491	Series A Preferred
CHRISTOPHER N. KELLEN 2013 TRUST	349,903	Series A Preferred
M3 VENTURES – FINCH LLC 2346 MASSACHUSETTS AVE. WASHINGTON DC 20008 ATTN: NICHOLAS HAFT	2,497,988	Series A Preferred

Holder and Address	Number of Shares Held	Type of Stock
NBTT 2346 MASSACHUSETTS AVE. WASHINGTON DC 20008 ATTN: NICHOLAS HAFT	2,077,496	Series A Preferred
SILVER ARCH DEVELOPMENT CORP C/O GEOFF ROSENHAIN 32932 PACIFIC COAST HIGHWAY #14-365 DANA POINT, CA 92629	5,123,418	Series A Preferred
CRESTOVO INVESTOR LLC P.O. BOX 7580 GREENWICH, CT 06836	125,260,069	Series A Preferred

TOTAL	167,496,750

SCHEDULE A (cont.)

SERIES B STOCKHOLDERS

Holder and Address	Number of Shares Held	Type of Stock
CRESTOVO INVESTOR LLC P.O. BOX 7580 GREENWICH, CT 06836	15,375,153	Series B Preferred
M3 VENTURES – FINCH II LLC 2346 MASSACHUSETTS AVE. WASHINGTON DC 20008 ATTN: NICHOLAS HAFT	15,375,153	Series B Preferred
AVENIR FINCH INVESTORS, LLC 401 BROADWAY, 27TH FLOOR NEW YORK, NY 10013 ATTN: ANDREW G. SUGRUE	15,375,153	Series B Preferred
NATIONAL PHILANTHROPIC TRUST	10,336,715	Series B Preferred
63019 HOLDINGS, LLC C/O WILLETT ADVISORS LLC 650 MADISON AVENUE 17TH FLOOR NEW YORK, NY 10022 ATTN: ANDREW MULDERRY	2,117,159	Series B Preferred
91313 INVESTMENT HOLDINGS LLC C/O WILLETT ADVISORS LLC 650 MADISON AVENUE 17TH FLOOR NEW YORK, NY 10022 ATTN: ANDREW MULDERRY	1,638,991	Series B Preferred
SILAS HOLDINGS I LLC C/O RATTNER FAMILY OFFICE 650 MADISON AVENUE NEW YORK, NY 10022 ATTN: MIKE MINARS	1,127,511	Series B Preferred
BEE HILL HOLDINGS LLC 53 LINCOLN PL, APT 4 BROOKLYN, NY 11217 ATTN: VIRAL GANDHI	82,000	Series B Preferred
DYLAN GORMAN 16 WEST 16TH STREET APT #PHAN NEW YORK, NY 10011	41,000	Series B Preferred

Holder and Address	Number of Shares Held	Type of Stock
KENNETH S. CHOI	31,775	Series B Preferred
FLIGHT PARTNERS MANAGEMENT LLC 5211 BRIAR DRIVE HOUSTON, TX 77056 ATTN: JEFFERY SMISEK	2,050,020	Series B Preferred
GOEL DECEMBER 2010 GRAT 4 WILLOW ROAD WESTON, MA 02493	3,075,030	Series B Preferred
RWP INVESTORS LLC SANSIVERI, KIMBAL & CO LLC 50 HOLDEN STREET PROVIDENCE, RI 02908 ATTN: MICHAEL DECATALDO	4,715,047	Series B Preferred
NEIL E. RASMUSSEN 2007 REVOCABLE TRUST	1,230,012	Series B Preferred
THE DOMENIC J. FERRANTE 2006 INVESTMENT TRUST DTD 4/21/2006	2,050,020	Series B Preferred

TOTAL	74,620,739

SCHEDULE A (cont.)

SERIES C STOCKHOLDERS

Holder and Address	Number of Shares Held	Type of Stock
SYMBIOSIS, LLC 905 MCGEE ST., #139 KANSAS CITY, MO 64106	32,800,328	Series C Preferred
CRESTOVO INVESTOR LLC P.O. BOX 7580 GREENWICH, CT 06836	16,935,309	Series C Preferred
M3 VENTURES – FINCH II LLC 2346 MASSACHUSETTS AVE. WASHINGTON DC 20008 ATTN: NICHOLAS HAFT	5,287,871	Series C Preferred
AVENIR FINCH INVESTORS, LLC 401 BROADWAY, 27TH FLOOR NEW YORK, NY 10013 ATTN: ANDREW G. SUGRUE	3,696,496	Series C Preferred
NATIONAL PHILANTHROPIC TRUST	2,962,566	Series C Preferred
91313 INVESTMENT HOLDINGS LLC C/O WILLETT ADVISORS LLC 650 MADISON AVENUE 17TH FLOOR NEW YORK, NY 10022 ATTN: ANDREW MULDERRY	469,744	Series C Preferred
SILAS HOLDINGS I LLC C/O RATTNER FAMILY OFFICE	323,142	Series C Preferred
BEE HILL HOLDINGS LLC 53 LINCOLN PL, APT 4 BROOKLYN, NY 11217 ATTN: VIRAL GANDHI	23,492	Series C Preferred
DYLAN GORMAN 16 WEST 16TH STREET APT #PHAN NEW YORK, NY 10011	11,758	Series C Preferred
KENNETH S. CHOI	9,114	Series C Preferred

Holder and Address	Number of Shares Held	Type of Stock
FLIGHT PARTNERS MANAGEMENT LLC 5211 BRIAR DRIVE HOUSTON, TX 77056 ATTN: JEFFERY SMISEK	4,292,454	Series C Preferred
NEIL E. RASMUSSEN 2007 REVOCABLE TRUST	2,359,576	Series C Preferred
THE DOMENIC J. FERRANTE 2006 INVESTMENT TRUST DTD 4/21/2006	4,346,904	Series C Preferred
RWP INVESTORS LLC SANSIVERI, KIMBAL & CO LLC 50 HOLDEN STREET PROVIDENCE, RI 02908 ATTN: MICHAEL DECATALDO	567,785	Series C Preferred
ARCOS VENTURES SPV LLC 2346 MASSACHUSETTS AVE. WASHINGTON DC 20008 ATTN: NICHOLAS HAFT	3,075,030	Series C Preferred
SIG GLOBAL US FUND I, LLLP SUITE 1705, CORPORATE AVENUE, 222 HU BIN ROAD, SHANGHAI, PRC ATTN: RYUSHI SHINAGAWA	8,200,082	Series C Preferred
2005 TRENCHARD FAMILY TRUST	1,025,010	Series C Preferred
ROBERT JENNINGS PRICE, JR.	205,002	Series C Preferred
DAVID E. GOEL	881,327	Series C Preferred
JSD PARTNERS HOLDINGS L.P. 500 CHASE PARKWAY WATERBURY, CT 06708	3,075,030	Series C Preferred
OCV FUND I L.P. 4700 WILSHIRE BLVD. LOS ANGELES, CA 90010	8,200,082	Series C Preferred
TRANS-PACIFIC TECHNOLOGY FUND, L.P. 190 ELGIN AVENUE, GEORGE TOWN GRAND CAYMAN, KYI-9005 CAYMAN ISLANDS	10,250,102	Series C Preferred

TOTAL	109,604,994

SCHEDULE A (cont.)

SERIES D STOCKHOLDERS

Holder and Address	Number of Shares Held	Wire Amount ($)	Type of Stock
OMX VENTURES SPV-FINCH, LLC ONE OVERLOOK POINT, SUITE 100 LINCOLNSHIRE, IL 60069	16,617,559	14,999,999.28	Series D Preferred
CRESTOVO INVESTOR LLC P.O. BOX 7580 GREENWICH, CT 06836	14,401,885	12,999,999.86	Series D Preferred
SIG GLOBAL US FUND I, LLLP SUITE 1705, CORPORATE AVENUE, 222 HU BIN ROAD, SHANGHAI, PRC ATTN: RYUSHI SHINAGAWA	11,422,651	10,310,765.67	Series D Preferred
SYMBIOSIS, LLC 905 MCGEE ST., #139 KANSAS CITY, MO 64106	9,071,873	8,188,813.32	Series D Preferred
BAUPOST PRIVATE INVESTMENTS BVIV-2, L.L.C. 10 SAINT JAMES AVE, SUITE 1700 BOSTON, MA 02116	4,687,260	4,231,000.24	Series D Preferred
FLIGHT PARTNERS MANAGEMENT LLC 5211 BRIAR DRIVE HOUSTON, TX 77056 ATTN: JEFFERY SMISEK	3,932,308	3,549,535.60	Series D Preferred
AVENIR FINCH INVESTORS, LLC 401 BROADWAY, 27TH FLOOR NEW YORK, NY 10013 ATTN: ANDREW G. SUGRUE	3,891,990	3,513,142.17	Series D Preferred
MSD VALUE INVESTMENTS, L.P. 645 FIFTH AVE, 21ST FL NEW YORK, NY 10022	3,323,512	3,000,000.04	Series D Preferred
DAVID E. GOEL	3,323,511	2,999,999.14	Series D Preferred
BAUPOST PRIVATE INVESTMENTS C-2, L.L.C. 10 SAINT JAMES AVE, SUITE 1700 BOSTON, MA 02116	2,598,986	2,345,999.68	Series D Preferred
NATIONAL PHILANTHROPIC TRUST	2,590,049	2,337,932.62	Series D Preferred
MSD CREDIT OPPORTUNITY MASTER FUND, L.P. 645 FIFTH AVE, 21ST FL NEW YORK, NY 10022	2,215,674	1,999,999.43	Series D Preferred
JSD PARTNERS HOLDINGS L.P. 500 CHASE PARKWAY WATERBURY, CT 06708	2,215,674	1,999,999.43	Series D Preferred
HUMBOLDT FUND I, LP 200 WEST 60TH STREET NEW YORK, NY 10013	1,661,755	1,499,999.12	Series D Preferred

Holder and Address	Number of Shares Held	Wire Amount ($)	Type of Stock
THE DOMENIC J. FERRANTE 2006 INVESTMENT TRUST DTD 4/21/2006	1,305,432	1,178,360.74	Series D Preferred
NEIL E. RASMUSSEN 2010 REVOCABLE TRUST	1,107,837	999,999.72	Series D Preferred
OCTAVE LIFE SCIENCES F3 LLC 9 E. LOOCKERMAN STREET, SUITE 311 CITY OF DOVER, COUNTY OF KENT, DE 19901	1,107,837	999,999.72	Series D Preferred
RWP INVESTORS LLC SANSIVERI, KIMBAL & CO LLC 50 HOLDEN STREET PROVIDENCE, RI 02908 ATTN: MICHAEL DECATALDO	1,078,078	973,137.47	Series D Preferred
BAUPOST PRIVATE INVESTMENTS A-2, L.L.C. 10 SAINT JAMES AVE, SUITE 1700 BOSTON, MA 02116	1,010,348	912,000.33	Series D Preferred
BAUPOST PRIVATE INVESTMENTS BVII-2, L.L.C. 10 SAINT JAMES AVE, SUITE 1700 BOSTON, MA 02116	995,946	899,000.23	Series D Preferred
SCOTT G. CLAWSON TRUST OF 2013 934 SHERBORN COURT LIBERTYVILLE, IL 60048	664,702	599,999.65	Series D Preferred
BAUPOST PRIVATE INVESTMENTS BVI-2, L.L.C. 10 SAINT JAMES AVE, SUITE 1700 BOSTON, MA 02116	605,987	546,999.99	Series D Preferred
63019 HOLDINGS, LLC C/O WILLETT ADVISORS LLC 650 MADISON AVENUE 17TH FLOOR NEW YORK, NY 10022 ATTN: ANDREW MULDERRY	530,491	478,852.80	Series D Preferred
JOHN RODAKIS	443,134	399,999.17	Series D Preferred
91313 INVESTMENT HOLDINGS LLC C/O WILLETT ADVISORS LLC 650 MADISON AVENUE 17TH FLOOR NEW YORK, NY 10022 ATTN: ANDREW MULDERRY	410,677	370,701.54	Series D Preferred
BAUPOST PRIVATE INVESTMENTS BVIII-2, L.L.C. 10 SAINT JAMES AVE, SUITE 1700 BOSTON, MA 02116	357,831	322,999.59	Series D Preferred
BAUPOST PRIVATE INVESTMENTS B-2, L.L.C. 10 SAINT JAMES AVE, SUITE 1700 BOSTON, MA 02116	342,322	309,000.25	Series D Preferred

Holder and Address	Number of Shares Held	Wire Amount ($)	Type of Stock
BAUPOST PRIVATE INVESTMENTS P-2, L.L.C. 10 SAINT JAMES AVE, SUITE 1700 BOSTON, MA 02116	337,890	304,999.66	Series D Preferred
SILAS HOLDINGS I LLC C/O RATTNER FAMILY OFFICE	282,505	255,005.86	Series D Preferred
PAUL C. EDMUNDS II	184,640	166,667.07	Series D Preferred
TIMOTHY BEHL	184,639	166,666.17	Series D Preferred
DANIEL CARR	184,639	166,666.17	Series D Preferred
MATT MCPHERRON	166,175	149,999.47	Series D Preferred
BAUPOST PRIVATE INVESTMENTS Y-2, L.L.C. 10 SAINT JAMES AVE, SUITE 1700 BOSTON, MA 02116	114,107	102,999.78	Series D Preferred
CHRISTOPHER N. KELLEN 2013 TRUST	70,901	63,999.47	Series D Preferred
BEE HILL HOLDINGS, LLC 53 LINCOLN PL, APT 4 BROOKLYN, NY 11217 ATTN: VIRAL GANDHI	55,391	49,999.22	Series D Preferred
ROBERT JENNINGS PRICE, JR.	41,835	37,762.77	Series D Preferred
BAUPOST PRIVATE INVESTMENTS H-2, L.L.C. 10 SAINT JAMES AVE, SUITE 1700 BOSTON, MA 02116	27,696	25,000.07	Series D Preferred
YUTING ZENG	16,617	14,999.50	Series D Preferred

Holder and Address	Number of Shares Held	Wire Amount ($)	Type of Stock
DYLAN GORMAN	10,285	9,283.86	Series D Preferred
KENNETH S. CHOI	7,974	7,197.81	Series D Preferred

TOTAL	93,600,603	$84,489,483.68